Accumulated Other Comprehensive Income (Loss) (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Accumulated Other Comprehensive Income (Loss)
Net unrealized loss on securities available-for-sale	$ (6,589)	$ (12,130)
Net unrealized loss for funded status of defined benefit plan liability	(185)	(654)
Accumulated other comprehensive income (loss), before taxes, total	(6,774)	(12,784)
Tax effect	1,423	2,684
Net-of-tax amount	$ (5,351)	$ (10,100)